UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2018 (May 15, 2018)

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

221 River Street

Hoboken, New Jersey 07030

(Address of principal executive offices including zip code)

(201) 610-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 15, 2018, the Compensation Committee of the Board of Directors of Newell Brands Inc. (the “Company”) awarded Bradford R. Turner, Chief Legal & Administrative Officer and Corporate Secretary, a retention bonus (the “Retention Bonus”) and a one-time special equity award (the “One-Time Special Equity Award”), as further described below, in recognition of Mr. Turner’s performance and the expansion of his role to include management of the Company’s Corporate Development function and of the previously announced divestiture program, among other considerations.

The Retention Bonus consists of (1) a one-time lump sum cash payment of $500,000 (subject to a repayment obligation in the event of voluntary termination of employment over the next twelve months) to be paid on or before July 15, 2018; (2) a cash retention payment of $700,000, to be paid out in two installments, less all applicable taxes and other legal deductions, with 50% to be paid in the first payroll cycle after July 1, 2019 and the remaining 50% to be paid in the first payroll cycle after July 1, 2020. Payment of the Retention Bonus is subject to certain conditions, including but not limited to Mr. Turner’s continued employment with the Company during the relevant period, as fully described in the Retention Bonus Letter dated May 16, 2018 attached hereto as Exhibit 99.1 and incorporated herein by reference.

The One-Time Special Equity Award is for 26,575 shares, with a grant date value of $700,000 based on the closing price of the Company’s common stock on May 15, 2018 and vests in three equal installments on the first, second, and third anniversary of the grant date. The One-Time Special Equity Award is subject to performance conditions and other requirements fully described in the form of Restricted Stock Unit Award Agreement attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Retention Bonus Letter dated May 16, 2018

99.2	Form of Restricted Stock Award Agreement for Turner One-Time Special Equity Award dated May 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: May 18, 2018	By:	/s/ Bradford R. Turner
Bradford R. Turner Chief Legal and Administrative Officer and Corporate Secretary